------                                                                     -----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------
Comparison of the change of a $10,000 investment in PaineWebber Financial Services Growth Fund Inc. (Class A), the S&P 500 Index and the S&P Financial Index for the 10-year period ended March 31, 2001.


[GRAPHIC OMITTED]





Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 3/31/01

                                                     6 Months     1 Year       5 Years      10 Years     Inception
                  Before Deducting   Class A*         -7.36%      14.79%       13.52%        19.31%        14.05%
              Maximum Sales Charge   Class B**        -7.66       13.95        12.66           N/A         18.28
                                     Class C+         -7.67       13.94        12.66           N/A         15.37
                                     Class Y++        -7.22       15.15          N/A           N/A         -0.64

                   After Deducting   Class A*        -11.54        9.61        12.48         18.76         13.70
              Maximum Sales Charge   Class B**       -11.62        9.06        12.41           N/A         18.28
                                     Class C+         -8.46       12.96        12.66           N/A         15.37

                     S&P 500 Index                   -18.75      -21.68        14.18         14.42         13.90
               S&P Financial Index                    -7.41       11.41        19.49         20.01         14.21
         Lipper Financial Services
                      Funds Median                    -2.79       15.14        16.39         20.76         14.50


The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Six-month and one-year returns are cumulative.

o Inception: since commencement of issuance on May 22, 1986 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and March 30, 1998 for Class Y shares. Lipper Median and Index inception returns are as of nearest month-end of oldest share class inception: May 31, 1986.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by UBS PaineWebber and that may invest in other mutual funds offered through Brinson Advisors, Inc. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.


ANNUAL REPORT

The graph depicts the performance of PaineWebber Financial Services Growth Fund Inc. (Class A) versus the S&P 500 Index and the S&P Financial Index. It is important to note PaineWebber Financial Services Growth Fund Inc. is a professionally managed mutual fund while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                                                                               1
-----                                                                   -----

-----------------                                              -----------------


ANNUAL REPORT                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

                                                      May 15, 2001

Dear Shareholder,

     We present you with the annual report for the PaineWebber Financial Services Growth Fund Inc. for the fiscal year ended March 31, 2001.

MARKET REVIEW

      --------------------------------------------------------------------------


[GRAPHIC OMITTED]




           The fiscal year ended March 31, 2001 was turbulent for most equity investors. After reaching record highs in early 2000, stock prices began a year-long decline. Technology stocks, which had reached elevated valuations, were the first to decline; but the sell-off in the technology area was quickly followed by downward momentum in other market sectors. For the period, the broad market, as measured by the S&P 500 Index, fell 21.7% while the technology-heavy Nasdaq Composite posted a dismal 59.8% loss. The financial services sector, however, escaped such punishment and returned a relatively strong 11.4% for the fiscal year as measured by the S&P Financial Index.

           The financial services sector benefited from three broad trends: favorable valuation characteristics relative to the overall market; the expectation as well as the realization of declining interest rates; and a relatively large number of mergers and acquisitions. JP Morgan and Chase, Summit Bancorp and FleetBoston Financial Corp., Associates First Capital and Citigroup Inc. were just some of the mergers that took place within the sector.

           Forecasts of zero and below-zero economic growth for the first quarter of 2001, combined with plummeting stock market prices, standstill manufacturing activity and falling consumer confidence, prompted the Federal Reserve (the "Fed") to slash the Fed Funds rate (the rate charged to banks for overnight loans) twice in January by a total of 1%. That reduction included the unusual move of announcing one cut outside the Fed's regularly scheduled Federal Open Market Committee meeting. That was followed by another rate cut in March, and two more post-fiscal period, dropping the Fed Funds rate to 4.0%.

           Signs pointing to the future direction of the economy were mixed. The U.S. Department of Labor reported unemployment claims that, while more numerous than in the same period a year ago, were fewer than the number needed to clearly point toward a recession. Meanwhile, the U.S. Department of Commerce reported that consumer spending increased 0.3% and income rose 0.5% in March, despite the stock market's poor performance and higher energy prices.

[SIDE BAR]


We are pleased to announce that, effective May 1, 2001, Mitchell Hutchins Asset Management Inc. has changed its name to Brinson Advisors, Inc. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $400 billion in assets under management. Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

o   A global perspective on markets and economies

o An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

o   Innovative thought leadership and investment ideas

o A dedication to providing personal client service and personalized business solutions. (continued on page 4)


2
-----------------                                           -----------------

-----                                                                     -----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                  ANNUAL REPORT

PORTFOLIO HIGHLIGHTS

PAINEWEBBER FINANCIAL
SERVICES GROWTH FUND INC.

INVESTMENT GOAL:
Long-term capital appreciation

PORTFOLIO MANAGER:
DSI Team
DSI International
Management, Inc.

COMMENCEMENT:
May 22, 1986 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
March 30, 1998 (Class Y)

DIVIDEND PAYMENTS:
Annually


[GRAPHIC OMITTED]

     For the fiscal year ended March 31, 2001, the Fund's Class A shares outperformed the S&P Financial Index by 338 basis points (a basis point equals 1/100th of one percent), before the deduction of sales charges.

     While the Fund may invest a portion of its assets in securities outside of the financial services sector, the Fund is managed by DSI International Management, Inc. to be primarily invested in financial services stocks. As such, the Fund was well positioned to take advantage of trends benefiting the financial services sector during the period. Some of the strongest contributors to the Fund's performance during the overall period were Federal National Mortgage Association (Fannie Mae) (5.2%),* the Federal Home Loan Mortgage Corporation (Freddie Mac) (3.4%)* and Household International (2.3%).* Among the other top-ten performing stocks in the Fund's portfolio were insurance companies: MetLife (2.3%),* AMBAC Financial Group (1.1%)* and AXA Financial (sold during the period) which significantly contributed to the Fund's performance during the fiscal year.


PORTFOLIO STATISTICS

Characteristics**                3/31/01                                    9/30/00
------------------------------------------------------------------------------------
Net Assets (mm)                  $ 237.2                                   $ 283.6
Number of Securities                87                                        92
Stocks                              99.9%                                     99.4%
Cash & Equivalents                   0.1%                                      0.6%
------------------------------------------------------------------------------------

Top Five Sectors**               3/31/01                                    9/30/00
-----------------------------------------------------------------------------------
Banks                               42.2%     Banks                           37.4%
Financial Services                  23.5      Financial Services              24.5
Securities & Asset Management       12.0      Securities & Asset Management   15.6
Property Insurance                  11.7      Property Insurance              12.6
Life Insurance                       6.3      Life Insurance                   5.8
------------------------------------------------------------------------------------
Total                               95.7%     Total                           95.9%

* Weightings represent percentages of net assets as of March 31, 2001. The Fund's portfolio is actively managed and its composition will vary over time.

** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.


                                                                               3
-----                                                                     -----

------------------                                         ------------------



ANNUAL REPORT                  PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.



Top Ten Holdings*                   3/31/01                                          9/30/00
--------------------------------------------------------------------------------------------------
Bank of America                       5.9%       Bank of America                       4.8%
J.P. Morgan Chase & Co.               5.8        Citigroup                             4.6
Citigroup                             5.5        American Express                      4.3
Federal National Mortgage Assn.       5.2        American International Group          4.3
Wells Fargo & Co.                     4.2        Federal National Mortgage Assn.       4.1
American International Group          4.2        Morgan Stanley Dean Witter            3.7

American Express                      3.4        Chase Manhattan Corporation           3.7
Federal Home Loan Mortgage Corp.      3.4        Wells Fargo & Co.                     3.4
Bank of New York                      2.9        Bank of New York                      2.9
Morgan Stanley Dean Witter            2.6        Federal Home Loan Mortgage Corp.      2.5
-------------------------------------------------------------------------------------------------
Total                                43.1%       Total                                38.3%

OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

           As we begin another fiscal year, we expect that corporate earnings and economic growth may continue to be sluggish in the near term, although we expect to see evidence of a recovery late in 2001 and into 2002. We believe the Fed will continue to reduce interest rates at its upcoming meetings, which may serve to boost consumer and corporate spending. We think that the possibility of a tax cut should also have a positive effect on the economy. In the past several weeks, we have seen some upward movement in stock prices. While it is too early to say that stock prices have hit their lows, we believe that the current upturn in the major market indexes will be helpful in improving investor confidence and market sentiment.

           Over the next several months, we believe that the financial sector of the economy should continue to benefit from lower interest rates and a recovering economy. We believe the companies in the Fund's portfolio are well positioned to take advantage of an improving investment and economic environment.


(sidebar continued)

Please note that as of June 4, 2001, the Fund's name will change. PaineWebber Financial Services Growth Fund Inc. will become Brinson Financial Services Growth Fund Inc. These changes will not impact the management of your fund.

(end sidebar)



* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.



4
------------------                                         ------------------

            -----                                                          -----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.               ANNUAL REPORT

           Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds (1) please contact your Financial Advisor or visit us at www.ubspainewebber.com.


Sincerely,


[GRAPHIC OMITTED]


BRIAN M. STORMS
President and Chief Executive Officer
Brinson Advisors, Inc.


DSI International Management, Inc.
Portfolio Management Team, PaineWebber Financial Services Growth Fund Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.







(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

----                                                                       ----

-----                                                                       ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PERFORMANCE RESULTS (unaudited)

                            NET ASSET VALUE                     TOTAL RETURN (1)
                 --------------------------------- -----------------------------------
                                                         12 Months        6 Months
                  03/31/01     09/30/00   03/31/00     Ended 03/31/01   Ended 03/31/01
--------------------------------------------------------------------------------------
Class A Shares   $ 26.42       $ 33.06    $ 26.68         14.79%           (7.36)%
--------------------------------------------------------------------------------------
Class B Shares     25.12         31.75      25.73         13.95            (7.66)
--------------------------------------------------------------------------------------
Class C Shares     25.06         31.69      25.68         13.94            (7.67)
--------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                            NET ASSET VALUE           CAPITAL
                      ---------------------------      GAINS       DIVIDENDS            TOTAL
PERIOD COVERED         BEGINNING       ENDING       DISTRIBUTED       PAID             RETURN(1)
------------------------------------------------------------------------------------------------
05/22/86 - 12/31/86       $ 9.25     $  8.31             -           -                (10.16)%
------------------------------------------------------------------------------------------------
1987                        8.31        6.88          $ 0.2265     $ 0.3703            (11.05)
------------------------------------------------------------------------------------------------
1988                        6.88        7.70              -          0.2375             15.38
------------------------------------------------------------------------------------------------
1989                        7.70        9.08              -          0.2900             21.71
------------------------------------------------------------------------------------------------
1990                        9.08        7.73              -          0.2410            (12.33)
------------------------------------------------------------------------------------------------
1991                        7.73       12.55              -          0.2070             65.37
------------------------------------------------------------------------------------------------
1992                       12.55       17.38              -          0.0237             38.68
------------------------------------------------------------------------------------------------
1993                       17.38       17.22            1.8425       0.0820             10.32
------------------------------------------------------------------------------------------------
1994                       17.22       15.68            1.2660       0.1345             (0.75)
------------------------------------------------------------------------------------------------
1995                       15.68       20.57            2.2099       0.2942             47.46
------------------------------------------------------------------------------------------------
1996                       20.57       22.80            3.3870       0.2300             28.96
------------------------------------------------------------------------------------------------
1997                       22.80       31.24            1.5895       0.2068             45.20
------------------------------------------------------------------------------------------------
1998                       31.24       31.24            0.4139       0.2780              2.31
------------------------------------------------------------------------------------------------
1999                       31.24       27.40            0.7891       0.0779             (9.42)
------------------------------------------------------------------------------------------------
2000                       27.40       29.14            4.4755        -                 23.28
------------------------------------------------------------------------------------------------
01/01/01 - 03/31/01        29.14       26.42              -           -                 (9.33)
------------------------------------------------------------------------------------------------
                                        Totals:      $ 16.1999     $ 2.6729
                                        --------------------------------------------------------
                                                CUMULATIVE TOTAL RETURN AS OF 03/31/01: 606.58%
------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


6
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.


PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


PERFORMANCE SUMMARY CLASS B SHARES


                             NET ASSET VALUE            CAPITAL
                       ---------------------------       GAINS           DIVIDENDS      TOTAL
PERIOD COVERED          BEGINNING       ENDING         DISTRIBUTED          PAID       RETURN (1)
-------------------------------------------------------------------------------------------------
07/01/91 - 12/31/91         $10.24      $12.56              -              $0.0640      23.30%
-------------------------------------------------------------------------------------------------
1992                         12.56       17.31              -                 -         37.82
-------------------------------------------------------------------------------------------------
1993                         17.31       17.04           $1.8425            0.0571       9.57
-------------------------------------------------------------------------------------------------
1994                         17.04       15.47            1.2660            0.0344      (1.53)
-------------------------------------------------------------------------------------------------
1995                         15.47       20.21            2.2099            0.1766      46.36
-------------------------------------------------------------------------------------------------
1996                         20.21       22.32            3.3870            0.0592      28.00
-------------------------------------------------------------------------------------------------
1997                         22.32       30.42            1.5895            0.0884      44.10
-------------------------------------------------------------------------------------------------
1998                         30.42       30.38            0.4139            0.0755       1.55
-------------------------------------------------------------------------------------------------
1999                         30.38       26.49            0.7891              -        (10.12)
-------------------------------------------------------------------------------------------------
2000                         26.49       27.77            4.4755              -         22.35
-------------------------------------------------------------------------------------------------
01/01/01 - 03/31/01          27.77       25.12              -                 -         (9.54)
-------------------------------------------------------------------------------------------------
                                             Totals:    $15.9734           $0.5552
-------------------------------------------------------------------------------------------------
                                                CUMULATIVE TOTAL RETURN AS OF 03/31/01: 414.48%
-------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY CLASS C SHARES


                              NET ASSET VALUE           CAPITAL
                        ---------------------------       GAINS            DIVIDENDS     TOTAL
PERIOD COVERED            BEGINNING      ENDING        DISTRIBUTED            PAID      RETURN (1)
-------------------------------------------------------------------------------------------------
07/01/92 - 12/31/92         $14.61      $17.32              -              $0.0359      18.80%
-------------------------------------------------------------------------------------------------
1993                         17.32       17.03           $1.8425            0.0691       9.52
-------------------------------------------------------------------------------------------------
1994                         17.03       15.48            1.2660            0.0209      (1.50)
-------------------------------------------------------------------------------------------------
1995                         15.48       20.21            2.2099            0.1819      46.30
-------------------------------------------------------------------------------------------------
1996                         20.21       22.29            3.3870            0.0861      27.99
-------------------------------------------------------------------------------------------------
1997                         22.29       30.37            1.5895            0.0938      44.09
-------------------------------------------------------------------------------------------------
1998                         30.37       30.31            0.4139            0.0944       1.55
-------------------------------------------------------------------------------------------------
1999                         30.31       26.43            0.7891               -       (10.11)
-------------------------------------------------------------------------------------------------
2000                         26.43       27.70            4.4755               -        22.37
-------------------------------------------------------------------------------------------------
01/01/01 - 03/31/01          27.70       25.06              -                  -        (9.53)
-------------------------------------------------------------------------------------------------
                                              Totals:   $15.9734           $0.5821
-------------------------------------------------------------------------------------------------
                                                CUMULATIVE TOTAL RETURN AS OF 03/31/01: 249.47%
-------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by UBS PaineWebber and may invest in PaineWebber mutual funds. For the year ended March 31, 2001 and since inception, March 30, 1998 through March 31, 2001, Class Y shares have a total return of 15.15% and (1.90)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                                               7
----                                                                        ----

--------                                                                --------


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PORTFOLIO OF INVESTMENTS                                    MARCH 31, 2001



    NUMBER OF
     SHARES                                                                   VALUE
---------------                                                         -------------
COMMON STOCKS - 99.93%
BANKS - 42.20%
 14,600            Amsouth Bancorp. .................................   $    245,426
253,600            Bank of America Corp. ............................     13,884,600
141,200            Bank of New York Co., Inc. .......................      6,952,688
116,700            Bank One Corp. ...................................      4,222,206
 29,800            BB&T Corp. .......................................      1,048,066
  6,090            Charter One Financial, Inc. ......................        172,347
289,298            Citigroup, Inc. ..................................     13,012,624
 20,100            Comerica, Inc. ...................................      1,236,150
 42,400            Cullen Frost Bankers, Inc. .......................      1,452,200
 40,900            Fifth Third Bancorp (1) ..........................      2,185,594
125,500            First Union Corp. (1) ............................      4,141,500
136,216            FleetBoston Financial Corp. ......................      5,142,154
 20,700            Huntington Bancshares, Inc. ......................        294,975
306,070            J. P. Morgan Chase & Co. .........................     13,742,543
 32,800            KeyCorp. .........................................        846,240
 66,500            Mellon Financial Corp. ...........................      2,694,580
 81,600            National City Corp. ..............................      2,182,800
 18,700            Northern Trust Corp. .............................      1,168,750
  4,800            Old Kent Financial Corp. .........................        182,400
 27,100            PNC Bank Corp. ...................................      1,836,025
 37,500            Prosperity Bancshares, Inc. ......................        731,250
  6,200            Regions Financial Corp. ..........................        176,312
 17,400            Silicon Valley Bancshares* .......................        408,900
  4,900            SouthTrust Corp. .................................        224,175
 14,800            State Street Corp. ...............................      1,382,320
 35,800            Suntrust Banks, Inc. .............................      2,319,840
 41,400            Synovus Financial Corp. ..........................      1,117,800
 30,680            Texas Regional Bankshares, Inc. ..................      1,062,295
  4,600            Union Planters Corp. .............................        177,054
207,641            U.S. Bancorp, Inc. ...............................      4,817,271
 16,100            Wachovia Corp. ...................................        970,025
203,400            Wells Fargo & Co. ................................     10,062,198
                                                                        ------------
                                                                         100,093,308
                                                                        ------------
FINANCIAL SERVICES - 23.47%
197,200            American Express Co. .............................      8,144,360
 45,900            AON Corp. (1) ....................................      1,629,450
 39,900            Capital One Financial Corp. ......................      2,214,450
  7,700            CIT Group, Inc. ..................................        222,376
 35,800            Compucredit Corp.* (1) ...........................        269,619
  3,600            Countrywide Credit Industries, Inc. ..............        177,660
124,700            Federal Home Loan Mortgage Corp. .................      8,084,301
155,700            Federal National Mortgage Association ............     12,393,720
 92,600            Household International, Inc. ....................      5,485,624
 36,900            Marsh & McLennan Co., Inc. .......................      3,506,607
166,500            MBNA Corp. .......................................      5,511,150


    NUMBER OF
     SHARES                                                                   VALUE
---------------                                                        --------------
 30,300            Metris Cos., Inc. ................................   $    629,634
 63,300            Providian Corp. ..................................      3,104,865
 59,300            USA Education, Inc. ..............................      4,308,145
                                                                        ------------
                                                                          55,681,961
                                                                        ------------
INFORMATION & COMPUTER SERVICES - 1.37%
 54,600            First Data Corp. .................................      3,260,166
                                                                        ------------
LIFE INSURANCE - 6.25%
 96,200            AFLAC, Inc. ......................................      2,649,348
 56,400            American General Corp. ...........................      2,157,300
 16,800            Annuity & Life Re Holdings .......................        499,800
  8,300            CIGNA Corp. ......................................        891,088
 17,700            Lincoln National Corp.* ..........................        751,719
178,800            Metlife, Inc. ....................................      5,372,940
  2,900            Torchmark, Inc. ..................................        112,607
 81,600            UnumProvident Corp. ..............................      2,384,352
                                                                        ------------
                                                                          14,819,154
                                                                        ------------
PROPERTY INSURANCE - 11.68%
 21,100            ACE Ltd. .........................................        775,636
 11,500            Allmerica Financial Corp. ........................        596,735
 45,500            Allstate Corp. ...................................      1,908,270
 39,600            AMBAC Financial Group, Inc. ......................      2,511,828
123,834            American International Group, Inc.................      9,968,637
 10,500            Chubb Corp. ......................................        760,620
  6,900            Cincinnati Financial Corp. .......................        261,769
 47,200            Hartford Financial Services Group, Inc. ..........      2,784,800
 36,000            Jefferson-Pilot Corp. ............................      2,444,040
  7,000            Loews Corp. ......................................        415,870
  7,200            MBIA, Inc. .......................................        580,896
 14,000            MGIC Investment Corp. ............................        957,880
 13,700            PMI Group, Inc. ..................................        890,226
  3,600            Progressive Corp. ................................        349,380
  8,000            Radian Group, Inc. ...............................        542,000
  2,300            SAFECO Corp. .....................................         64,831
 42,800            St. Paul Cos., Inc. ..............................      1,885,340
                                                                        ------------
                                                                          27,698,758
                                                                        ------------
REAL PROPERTY - 0.54%
 24,500            Equity Residential Properties Trust ..............      1,274,735
                                                                        ------------
SECURITIES & ASSET MANAGEMENT - 11.96%
 22,300            Affiliated Managers Group, Inc.* .................      1,048,100
  4,500            Bear Stearns Co., Inc. ...........................        205,830
177,100            Charles Schwab Corp. .............................      2,730,882
 60,500            Franklin Resources, Inc. .........................      2,366,155




8
--------                                                                --------

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.


 NUMBER OF
   SHARES                                                    VALUE
------------                                             ------------
COMMON STOCKS - (CONCLUDED)
SECURITIES & ASSET MANAGEMENT - (CONCLUDED)
 52,500     Goldman Sachs Group, Inc. .................  $  4,467,750
 11,700     John Hancock Financial Services ...........       449,865
 64,000     Lehman Brothers Holdings, Inc. ............     4,012,800
 96,700     Merrill Lynch & Co., Inc. .................     5,357,180
114,200     Morgan Stanley Dean Witter & Co. ..........     6,109,700
 57,200     Stilwell Financial, Inc. ..................     1,534,104
  3,200     T. Rowe Price Group, Inc. .................       100,200
                                                         ------------
                                                           28,382,566
                                                         ------------


 NUMBER OF
   SHARES                                                    VALUE
-------------                                           -------------
THRIFT - 2.46%
 43,700     Golden West Financial Corp. ...............  $  2,836,130
 23,500     Mony Group, Inc. ..........................       780,200
 40,600     Washington Mutual, Inc. ...................     2,222,850
                                                         ------------
                                                            5,839,180
                                                         ------------
Total Investments (cost - $217,576,612) - 99.93%.......   237,049,828
Other assets in excess of liabilities - 0.07% .........       165,986
                                                         ------------
Net Assets - 100.00% ..................................  $237,215,814
                                                         ============

------------
*     Non-income producing security.

(1)   Security, or portion thereof, was on loan at March 31, 2001.












                See accompanying notes to financial statements

                                                                               9
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                          MARCH 31, 2001



ASSETS
Investments in securities, at value (cost - $217,576,612).................................     $ 237,049,828
         Investments of cash collateral received for securities loaned, at value (cost -           6,622,800
  $6,622,800)
Receivable for investments sold ..........................................................           825,428
Dividends and interest receivable ........................................................           317,311
Receivable for fund shares sold ..........................................................            18,563
Other assets .............................................................................            44,188
                                                                                               -------------
Total assets .............................................................................       244,878,118
                                                                                               -------------
LIABILITIES
Collateral for securities loaned .........................................................         6,622,800
Payable for fund shares repurchased ......................................................           473,320
Payable to affiliates ....................................................................           264,920
Payable to custodian .....................................................................           100,723
Accrued expenses and other liabilities ...................................................           200,541
                                                                                               -------------
Total liabilities ........................................................................         7,662,304
                                                                                               -------------
NET ASSETS
Capital Stock of $0.001 par value outstanding.............................................       213,602,923
Accumulated net realized gains from investment transactions ..............................         4,139,675
Net unrealized appreciation of investments ...............................................        19,473,216
                                                                                               -------------
Net assets ...............................................................................     $ 237,215,814
                                                                                               =============
CLASS A:
Net assets ...............................................................................     $ 121,561,724
                                                                                               -------------
Shares outstanding .......................................................................         4,600,743
                                                                                               -------------
Net asset value and redemption value per share ...........................................     $       26.42
                                                                                               =============
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering       $       27.66
 price)                                                                                        =============

CLASS B:
Net assets ...............................................................................     $  79,556,956
                                                                                               -------------
Shares outstanding .......................................................................         3,166,746
                                                                                               -------------
Net asset value and offering price per share .............................................     $       25.12
                                                                                               =============
CLASS C:
Net assets ...............................................................................     $  33,709,698
                                                                                               -------------
Shares outstanding .......................................................................         1,344,905
                                                                                               -------------
Net asset value and offering price per share .............................................     $       25.06
                                                                                               =============
CLASS Y:
Net assets ...............................................................................     $   2,387,436
                                                                                               -------------
Shares outstanding .......................................................................            90,087
                                                                                               -------------
Net asset value, offering price and redemption value per share ...........................     $       26.50
                                                                                               =============



                 See accompanying notes to financial statements


10
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

STATEMENT OF OPERATIONS


                                                                               FOR THE YEAR
                                                                                  ENDED
                                                                              MARCH 31, 2001
                                                                             ===============
INVESTMENT INCOME:
Dividends ................................................................    $   3,638,085
Interest (net of interest expense of $3,953)..............................          542,514
                                                                              -------------
                                                                                  4,180,599
                                                                              -------------
EXPENSES:
Investment advisory and administration ...................................        1,802,842
Service fees - Class A ...................................................          324,013
Service and distribution fees - Class B ..................................          875,493
Service and distribution fees - Class C ..................................          377,287
Transfer agency and related services fees ................................          317,912
Custody and accounting ...................................................          154,529
Professional fees ........................................................          121,440
Reports and notices to shareholders ......................................           96,492
Federal and state registration fees ......................................           78,375
Directors fees ...........................................................           10,500
Other expenses ...........................................................           20,122
                                                                              -------------
                                                                                  4,179,005
Less: Fee waiver from adviser ............................................           (6,655)
                                                                              -------------
Net expenses .............................................................        4,172,350
                                                                              -------------
NET INVESTMENT INCOME ....................................................            8,249
                                                                              -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
Net realized gains from investment transactions ..........................       49,207,733
Net change in unrealized appreciation/depreciation of investments ........      (14,010,505)
                                                                              -------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS ...........       35,197,228
                                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................    $  35,205,477
                                                                              =============



                 See accompanying notes to financial statements


                                                                              11
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                     FOR THE YEARS ENDED
                                                                                          MARCH 31,
                                                                             -----------------------------------
                                                                                   2001               2000
                                                                             ---------------     ---------------
FROM OPERATIONS:
Net investment income (loss) .............................................    $        8,249     $     (252,125)
Net realized gains from investment transactions ..........................        49,207,733          1,358,327
Net change in unrealized appreciation/depreciation of investments ........       (14,010,505)       (39,756,249)
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from operations ..........        35,205,477        (38,650,047)
                                                                              --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income - Class A ..........................................                 -           (415,492)
Net investment income - Class B ..........................................                 -                  -
Net investment income - Class C ..........................................                 -                  -
Net investment income - Class Y ..........................................                 -            (11,800)
Net realized gains from investment transactions - Class A ................       (18,721,687)        (4,208,795)
Net realized gains from investment transactions - Class B ................       (12,862,489)        (3,471,055)
Net realized gains from investment transactions - Class C ................        (5,627,026)        (1,409,862)
Net realized gains from investment transactions - Class Y ................          (386,939)           (80,615)
                                                                              --------------     --------------
Total dividends and distributions to shareholders ........................       (37,598,141)        (9,597,619)
                                                                              --------------     --------------
FROM CAPITAL STOCK TRANSACTIONS:
Net proceeds from the sale of shares .....................................        67,392,070        189,272,936
Cost of shares repurchased ...............................................      (119,676,765)      (374,535,641)
Proceeds from dividends reinvested .......................................        33,132,764          8,483,816
                                                                              --------------     --------------
Net decrease in net assets from capital stock transactions ...............       (19,151,931)      (176,778,889)
                                                                              --------------     --------------
Net decrease in net assets ...............................................       (21,544,595)      (225,026,555)

NET ASSETS:
Beginning of year ........................................................       258,760,409        483,786,964
                                                                              --------------     --------------
End of year ..............................................................    $  237,215,814     $  258,760,409
                                                                              ==============     ==============




                 See accompanying notes to financial statements


12
----                                                                        ----

----                                                                        ----


NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

           PaineWebber Financial Services Growth Fund Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated in the state of Maryland on February 13, 1986.

           The Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any.

           The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

           Valuation of Investments--The Fund calculates net asset values based on the current market value for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., the investment adviser and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's board determines that this does not represent fair value.

           Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors.

           Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.


                                                                              13
----                                                                        ----

----                                                                        ----


NOTES TO FINANCIAL STATEMENTS

           Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

           Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


CONCENTRATION OF RISK

           The Fund invests primarily in equity securities of financial services companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of the Fund's investments. In addition, the Fund's ability to invest in U.S. dollar-denominated foreign equity securities and ability to use options and futures contracts also entail special risks.


INVESTMENT ADVISER AND ADMINISTRATOR

           The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% of the Fund's average daily net assets. Brinson Advisors pays DSI International Management, Inc., an indirect wholly owned asset management subsidiary of UBS AG, to serve as the Fund's sub-adviser. Brinson Advisors (not the Fund) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. At March 31, 2001, the Fund owed Brinson Advisors $141,751 in investment advisory and administration fees. Brinson Advisors waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended March 31, 2001, Brinson Advisors waived $6,655.

           For the year ended March 31, 2001, the Fund paid $31,578 and $4,800 in brokerage commissions to UBS PaineWebber and UBS Warburg, respectively, for transactions executed on behalf of the Fund.


DISTRIBUTION PLANS

     Brinson Advisors is the distributor of the Fund's shares and has appointed UBS PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Brinson Advisors monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 2001, the Fund owed Brinson Advisors $122,740 in service and distribution fees.



14
----                                                                        ----

----                                                           ----


NOTES TO FINANCIAL STATEMENTS

           Brinson Advisors also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Brinson Advisors earned $583,904 in sales charges for the Fund for the year ended March 31, 2001.


SECURITY LENDING

           The Fund may lend securities up to 331|M/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended March 31, 2001, the Fund earned $32,839 for lending securities. The Fund's lending agent is UBS PaineWebber, which received compensation from the Fund for the year ended March 31, 2001, of $11,664.

           At March 31, 2001, the Fund owed UBS PaineWebber $429 in compensation as security lending agent.

           As of March 31, 2001, the Fund's custodian held cash and/or cash equivalents having an aggregate value of $6,622,800 as collateral for portfolio securities loaned having a market value of $6,499,350. The cash collateral was invested in the following money market funds:


  NUMBER OF
    SHARES                                                                                        VALUE
-------------                                                                                 -------------
  1,609,172   AIM Liquid Assets Portfolio ...................................................  $ 1,609,172
        511   Mitchell Hutchins Private Money Market Fund LLC ...............................          511
  5,006,731   Provident Temporary Cash Portfolio ............................................    5,006,731
      6,386   Scudder Institutional Fund Inc. ...............................................        6,386
                                                                                               -----------
               Total investments of cash collateral for securities loaned (cost - $6,622,800)  $ 6,622,800
                                                                                               ===========



BANK LINE OF CREDIT

           The Fund may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended March 31, 2001, the Fund borrowed a daily weighted average balance of $2,612,500 at a weighted average interest rate of 6.80%.


                                                                              15
----                                                                        ----

----                                                                        ----


NOTES TO FINANCIAL STATEMENTS


TRANSFER AGENCY AND RELATED SERVICES FEES

           UBS PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended March 31, 2001, UBS PaineWebber received from PFPC, Inc., not the Fund, approximately 47% of the total transfer agency service fees collected by PFPC, Inc. from the Fund.


INVESTMENTS IN SECURITIES

           For federal income tax purposes, the cost of securities owned at March 31, 2001, was substantially the same as the cost of securities for financial statement purposes:

           At March 31, 2001, the components of net unrealized appreciation of investments were as follows:


Gross appreciation (investments having an excess of value over cost).........   $37,151,360

Gross depreciation (investments having an excess of cost over value).........   (17,678,144)
                                                                                -----------
Net unrealized appreciation of investments ..................................   $19,473,216
                                                                                ===========

           For the year ended March 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:


  Purchases .......................................................... ......   $272,518,616
  Sales .....................................................................   $317,460,126


FEDERAL TAX STATUS

           The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

           To reflect reclassifications arising from permanent "book/tax" differences for the year ended March 31, 2001, undistributed net investment income was decreased by $8,249, accumulated net realized gains from investment transactions were decreased by $9,261,918 and capital stock was increased by $9,270,167.





16
----                                                                        ----

----                                                           ----


NOTES TO FINANCIAL STATEMENTS


CAPITAL STOCK

           There are 300 million shares of $0.001 par value common stock authorized for the Fund. Transactions in common stock were as follows:


                                    CLASS A                          CLASS B
                        ================================ ================================
                             SHARES          AMOUNT           SHARES          AMOUNT
                        =============== ================ =============== ================
FOR THE YEAR ENDED
MARCH 31, 2001:
Shares sold ...........     1,478,315    $   42,982,026        310,913    $   8,680,759
Shares repurchased ....    (2,246,330)      (64,862,296)    (1,067,542)     (29,234,339)
Shares converted
 from
 Class B to Class A ...        73,018         2,106,331        (75,931)      (2,106,331)
Dividends reinvested ..       560,101        15,744,459        437,939       11,728,008
                           ----------    --------------     ----------    -------------
Net decrease ..........      (134,896)   $   (4,029,480)      (394,621)   $ (10,931,903)
                           ==========    ==============     ==========    =============
FOR THE YEAR ENDED
MARCH 31, 2000:
Shares sold ...........     4,659,804    $  135,090,999        516,161    $  14,047,614
Shares repurchased ....    (7,239,977)     (207,821,936)    (3,315,872)     (89,858,005)
Shares converted
 from
 Class B to Class A ...       405,494        11,626,177       (418,960)     (11,626,177)
Dividends reinvested ..       149,338         3,954,469        122,317        3,131,318
                           ----------    --------------     ----------    -------------
Net decrease ..........    (2,025,341)   $  (57,150,291)    (3,096,354)   $ (84,305,250)
                           ==========    ==============      =========    =============


                                     CLASS C                        CLASS Y
                        ================================= ============================
                             SHARES           AMOUNT         SHARES         AMOUNT
                        =============== ================= ============ ===============
FOR THE YEAR ENDED
MARCH 31, 2001:
Shares sold ...........       532,074     $  15,016,528       25,304    $    712,757
Shares repurchased ....      (876,283)      (24,386,715)     (42,053)     (1,193,415)
Shares converted
 from
 Class B to Class A ...        -                -              -              -
Dividends reinvested ..       198,149         5,292,568       13,054         367,729
                        -------------     -------------     ----------  ------------
Net decrease ..........      (146,060)    $  (4,077,619)      (3,695)   $   (112,929)
                        =============     =============     ==========  ============
FOR THE YEAR ENDED
MARCH 31, 2000:
Shares sold ...........     1,416,379     $  38,470,701       58,581    $  1,663,622
Shares repurchased ....    (2,663,184)      (72,777,596)    (143,320)     (4,078,104)
Shares converted
 from
 Class B to Class A ...        -                -              -              -
Dividends reinvested ..        51,175         1,307,005        3,436          91,024
                        -------------     -------------     --------    ------------
Net decrease ..........    (1,195,630)    $ (32,999,890)     (81,303)   $ (2,323,458)
                        =============     =============     ========    ============




                                                                              17
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout each year is presented below.




                                                                         CLASS A
                                                               ---------------------------
                                                                FOR THE YEARS ENDED MARCH
                                                                           31,
                                                               ---------------------------
                                                                   2001#          2000
                                                               ------------- -------------
Net asset value, beginning of year ...........................   $  26.68      $  30.24
                                                                  -------       -------
Net investment income (loss) .................................       0.11 @        0.10 @
Net realized and unrealized gains (losses) from investments...       4.11 @       (2.79)@
                                                                  -------       -------
Net increase (decrease) from investment operations ...........       4.22         (2.69)
                                                                  -------       -------
Dividends from net investment income .........................          -         (0.08)
Distributions from net realized gains from investment
 transactions ................................................     ( 4.48)        (0.79)
                                                                  -------       -------
Total dividends and distributions ............................     ( 4.48)        (0.87)
                                                                  -------       -------
Net asset value, end of year .................................   $  26.42      $  26.68
                                                                  =======       =======
Total investment return (1) ..................................      14.79 %       (8.88)%
                                                                  =======       =======
Ratios/Supplemental Data:
Net assets, end of year (000's) ..............................   $121,562      $126,334
Expenses to average net assets
 net of waivers from adviser (2) .............................       1.23 %        1.23 %
Net investment income (loss) to average net assets
 net of waivers from adviser (2) .............................       0.40 %        0.35 %
Portfolio turnover rate ......................................        107 %         122 %



                                                                               CLASS A
                                                               ---------------------------------------
                                                                    FOR THE YEARS ENDED MARCH 31,
                                                               ---------------------------------------
                                                                    1999          1998         1997
                                                               ------------- ------------- -----------
Net asset value, beginning of year ...........................   $  33.56      $  23.41      $ 21.16
                                                                  -------       -------      -------
Net investment income (loss) .................................       0.33 @        0.20         0.18
Net realized and unrealized gains (losses) from investments...      (2.96)@       11.75         5.69
                                                                  -------       -------      -------
Net increase (decrease) from investment operations ...........      (2.63)        11.95         5.87
                                                                  -------       -------      -------
Dividends from net investment income .........................      (0.28)        (0.21)       (0.23)
Distributions from net realized gains from investment
 transactions ................................................      (0.41)        (1.59)       (3.39)
                                                                  -------       -------      -------
Total dividends and distributions ............................      (0.69)        (1.80)       (3.62)
                                                                  -------       -------      -------
Net asset value, end of year .................................   $  30.24      $  33.56      $ 23.41
                                                                 ========      ========      ========
Total investment return (1) ..................................     ( 7.81)%       51.92 %      28.72 %
                                                                 ========      ========      =======
Ratios/Supplemental Data:
Net assets, end of year (000's) ..............................   $204,433      $209,818      $85,661
Expenses to average net assets
 net of waivers from adviser (2) .............................       1.17 %        1.17 %       1.52 %
Net investment income (loss) to average net assets
 net of waivers from adviser (2) .............................       1.07 %        1.12 %       0.90 %
Portfolio turnover rate ......................................         59 %          23 %         40 %


           ------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included.

(2) During the year ended March 31, 2001 Brinson Advisors waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

# Effective February 8, 2001, DSI International Management, Inc. assumed day to day portfolio management responsibilities.



18
----                                                                        ----

----                                                                        ----



                              CLASS B
--------------------------------------------------------------------
                   FOR THE YEARS ENDED MARCH 31,
--------------------------------------------------------------------
     2001#         2000          1999          1998         1997
-------------- ------------ ------------- ------------- ------------
  $ 25.73        $ 29.35      $  32.62      $  22.87      $ 20.75
  -------        -------       -------       -------      -------
    (0.12)@        (0.12)@        0.09 @        0.09         0.04
     3.99 @        (2.71)@       (2.87)@       11.34         5.53
-----------      -------       -------       -------      -------
     3.87          (2.83)        (2.78)        11.43         5.57
---------        -------       -------       -------      -------
      -              -           (0.08)        (0.09)       (0.06)
    (4.48)         (0.79)        (0.41)        (1.59)       (3.39)
---------        -------       -------       -------      -------
    (4.48)         (0.79)        (0.49)        (1.68)       (3.45)
---------        -------       -------       -------      -------
  $ 25.12        $ 25.73      $  29.35      $  32.62      $ 22.87
=========        =======      ========      ========      =======
    13.95 %        (9.63)%       (8.51)%       50.80 %      27.74 %
=========        =======      ========      ========      =======
  $79,557        $91,643      $195,392      $198,473      $41,579
     2.04 %         2.02 %        1.94 %        1.92 %       2.27 %
    (0.42)%        (0.44)%        0.29 %        0.37 %       0.15 %
      107 %          122 %          59 %          23 %         40 %



                                     CLASS C
         ---------------------------------------------------------------
                          FOR THE YEARS ENDED MARCH 31,
         ---------------------------------------------------------------
    2001#         2000          1999         1998       1997
 ------------ ------------ ------------ ------------ -----------
   $ 25.68      $ 29.28      $ 32.56      $ 22.84      $ 20.75
   -------      -------      -------      -------      -------
     (0.11)@      (0.12)@       0.08 @       0.12         0.06
      3.97 @      (2.69)@      (2.86)@      11.28         5.51
 ---------     --------    ---------      -------      -------
      3.86        (2.81)       (2.78)       11.40         5.57
 ---------     --------    ---------      -------      -------
       -            -          (0.09)       (0.09)       (0.09)
     (4.48)       (0.79)       (0.41)       (1.59)       (3.39)
 ---------     --------    ---------      -------      -------
     (4.48)       (0.79)       (0.50)       (1.68)       (3.48)
 ---------     --------    ---------      -------      -------
   $ 25.06      $ 25.68      $ 29.28      $ 32.56      $ 22.84
 =========     ========    =========      =======      =======
     13.94 %      (9.59)%      (8.50)%      50.76 %      27.74 %
 =========     ========    =========      =======      =======
   $33,710      $38,282      $78,670      $63,809      $12,357
      2.03 %       2.01 %       1.94 %       1.92 %       2.28 %
     (0.41)%      (0.43)%       0.27 %       0.36 %       0.15 %
       107 %        122 %         59 %         23 %         40 %




                                                                              19
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                                                               CLASS Y
                                                                        ------------------------------------------------------
                                                                                   FOR THE YEARS
                                                                                  ENDED MARCH 31,             FOR THE PERIOD
                                                                        -----------------------------------  MARCH 30, 1998+
                                                                           2001#        2000        1999     TO MARCH 31, 1998
                                                                        ----------- ----------- ----------- ------------------
Net asset value, beginning of period ..................................   $26.67      $ 30.23     $ 33.56        $ 33.22
                                                                         -------      -------     -------        -------
Net investment income .................................................     0.18 @       0.17 @      0.34 @             -
Net realized and unrealized gains (losses) from investments ...........     4.13 @      (2.82)@     (2.89)@         0.34
                                                                        --------      -------     -------        -------
Net increase (decrease) from investment operations ....................     4.31        (2.65)      (2.55)          0.34
                                                                        --------      -------     -------        -------
Dividends from net investment income ..................................     -           (0.12)      (0.37)           -
Distributions from net realized gains from investment transactions ....    (4.48)       (0.79)      (0.41)           -
                                                                        --------      -------     -------        -------
Total dividends and distributions .....................................    (4.48)       (0.91)      (0.78)           -
                                                                        --------      -------     -------        -------
Net asset value, end of period ........................................   $26.50      $ 26.67     $ 30.23        $ 33.56
                                                                        ========      =======     =======        =======
Total investment return (1) ...........................................    15.15 %      (8.76)%     (7.57)%         1.02%
                                                                        ========      =======     =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's) .....................................   $2,387      $ 2,502     $ 5,292        $     2
Expenses to average net assets
 net of waivers from adviser (2) ......................................     1.00 %       1.00 %      0.90 %         0.80%*
Net investment income to average net assets
 net of waivers from adviser (2) ......................................     0.63 %       0.58 %      1.22 %         0.00%*
Portfolio turnover rate ...............................................      107 %        122 %        59 %           23%

------------

*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) During the year ended March 31, 2001 Brinson Advisors waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the period.

# Effective February 8, 2001, DSI International Management, Inc. assumed day to day portfolio management responsibilities.



20
----                                                                        ----

----                                                                        ----




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



The Board of Directors and Shareholders
PaineWebber Financial Services Growth Fund Inc.


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PaineWebber Financial Services Growth Fund Inc. as of March 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Financial Services Growth Fund Inc. at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


[GRAPHIC OMITTED]




New York, New York
May 15, 2001

                                                                              21
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.


TAX INFORMATION (unaudited)


           We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (March 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Fund were derived from the following sources:


PER SHARE DATA:
Short-term capital gains ................................................................. $0.6526
Long-term capital gains ..................................................................  3.8229
Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders ......................................................  11.89%

           Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.


           Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. Such notifications, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.




22
----                                                                        ----

----                                                                        ----


PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

GENERAL INFORMATION (UNAUDITED)


           At a Special Meeting of Shareholders convened on February 8, 2001, the shareholders of the Fund approved the following proposals, as indicated below:


PROPOSAL 1
----------

TO APPROVE:
           (A) A NEW INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT BETWEEN THE FUND AND MITCHELL HUTCHINS ASSET MANAGEMENT INC.; AND
           (B) APPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN MITCHELL HUTCHINS AND DSI INTERNATIONAL MANAGEMENT, INC.


                                                       SHARES
                              SHARES       SHARES     WITHHOLD
                            VOTED FOR     AGAINST     AUTHORITY
                           ===========   =========   ==========
Proposal 1 (A) .........   4,083,737     177,913      238,666
Proposal 1 (B) .........   4,067,973     191,046      241,299


PROPOSAL 2
----------

TO APPROVE THE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS TO CHANGE ITS STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED


                                                   SHARES
                          SHARES       SHARES     WITHHOLD
                        VOTED FOR     AGAINST     AUTHORITY
                       ===========   =========   ==========
Proposal 2 .........   3,939,371     299,198      261,749


PROPOSAL 3
----------

TO APPROVE A POLICY TO PERMIT MITCHELL HUTCHINS AND THE FUND'S BOARD OF DIRECTORS TO APPOINT AND REPLACE SUB-ADVISERS AND TO ENTER INTO AND AMEND SUB-ADVISORY CONTRACTS WITHOUT FURTHER SHAREHOLDER APPROVAL


                                                   SHARES
                          SHARES       SHARES     WITHHOLD
                        VOTED FOR     AGAINST     AUTHORITY
                       ===========   =========   ==========
Proposal 3 .........   3,876,681     386,041      237,594


(Broker non-votes and abstentions are included within the "Shares Withold Authority" totals)



                                                                              23
----                                                                        ----

----                                                                        ----




                 (This page has been left blank intentionally.)









----                                                                        ----

----                                                                        ----




                 (This page has been left blank intentionally.)







----                                                                        ----

----                                                                        ----




                 (This page has been left blank intentionally.)









----                                                                        ----

-----                                                                      -----



DIRECTORS


E. Garrett Bewkes, Jr.                  Meyer Feldberg
Chairman
                                        George W. Gowen
Margo N. Alexander
                                        Frederic V. Malek
Richard Q. Armstrong
                                        Carl W. Schafer
Richard R. Burt
                                        Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms                         John J. Holmgren
President                               Vice President

Amy R. Doberman                         John J. Holmgren, Jr.
Vice President and Secretary            Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISOR,
ADMINISTRATOR AND DISTRIBUTOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114

SUB-ADVISOR

DSI International Management, Inc.
301 Merritt 7
Norwalk, CT 06851


This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.





[GRAPHIC OMITTED]

                            2001 UBS PaineWebber Inc.
                              All Rights Reserved.
                                   Member SIPC
                  UBS PaineWebber is a service mark of UBS AG.




-----                                                                      -----

--------                                                                --------





                                               FINANCIAL

                                               SERVICES GROWTH

                                               FUND INC.

                                               --------------------------------

                                               MARCH 31, 2001

                                                                  ANNUAL REPORT
www.ubspainewebber.com

[GRAPHIC OMITTED]